COMMITMENTS AND CONTINGENCIES (Detail) - Dec. 31, 2018 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2019	¥ 186,028	$ 27,057
2020	172,712	25,120
2021	141,172	20,533
2022	121,860	17,724
2023 and thereafter	179,503	26,108
Operating Leases, Future Minimum Payments Due	¥ 801,275	$ 116,542